SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                           ---------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 18, 2005

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                            (State of Incorporation)

       1-14764                                                 11-3415180
(Commission File Number)                                     (IRS Employer
                                                         Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                            (State of Incorporation)

                    1-9046                                    11-2776686
(Commission File Number)                                     (IRS Employer
                                                         Identification Number)

                  1111 Stewart Avenue, Bethpage, New York 11714
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 18, 2005, subsidiaries of Cablevision Systems Corporation and CSC Holdings, Inc. (collectively, the "Company") and subsidiaries of News Corporation entered into an agreement to restructure their ownership, through Regional Programming Partners (RPP), of six regional sports networks in New York, Chicago, New England, Ohio and Florida, as well as Madison Square Garden and its properties, Fox Sports Net and National Advertising Partners.

RPP is owned 60% by the Company and 40% by News Corporation. Once the restructuring is complete, the Company will own 100% of Madison Square Garden and its properties including the Arena; The Theater at Madison Square Garden; the sports teams -- the New York Knicks, Rangers, and Liberty; Radio City; MSG Network; and Fox Sports Net New York. The Company will also own 100% of Fox Sports Net Chicago, as well as 50% of Fox Sports Net New England. The Company will continue to manage all of these businesses. In connection with the restructuring, these businesses will extend the terms of their long-term affiliation agreements with Fox Sports Net and their advertising representation agreements with National Advertising Partners.

In connection with its December 2003 purchase of the interests that it did not own in Fox Sports Net Chicago and Fox Sports Net Bay Area, subsidiaries of RPP issued promissory notes in the aggregate amount of $150 million to News Corporation. As part of the restructuring, those promissory notes will be contributed by News Corporation to RPP for no additional consideration and will thereafter be cancelled without any payment being made on them.

Fox Sports Net and National Advertising Partners are owned 50% by the Company and 50% by News Corporation. Once the restructuring is complete, News Corporation will own 100% of Fox Sports Net and National Advertising Partners, as well as Fox Sports Net Ohio and Fox Sports Net Florida. Following the restructuring, News Corporation will continue its management of Fox Sports Net and National Advertising Partners and assume management of both Fox Sports Net Ohio and Fox Sports Net Florida.

The Company and News Corporation will continue to own 60% and 40% respectively of Fox Sports Net Bay Area through a separate partnership. The Company will continue to manage that network. In connection with the restructuring, Fox Sports Bay Area will extend the terms of its long-term affiliation agreement with Fox Sports Net and its advertising representation agreement with National Advertising Partners.

There can be no assurance that the transaction will be consummated.

The Company and News Corporation and their respective subsidiaries have engaged and will in the future to continue to engage in transactions in the ordinary course of business.

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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CABLEVISION SYSTEMS CORPORATION


                                             By: /s/ Hank J. Ratner
                                                --------------------------------
                                                Name:   Hank J. Ratner
                                                Title:  Vice Chairman



Dated: February 22, 2005



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CSC HOLDINGS, INC.


                                             By: /s/ Hank J. Ratner
                                                --------------------------------
                                                Name:   Hank J. Ratner
                                                Title:  Vice Chairman



Dated:  February 22, 2005








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